Exhibit 99.2

April 29, 2020 Management Presentation First Quarter 2020 Results

2 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation contains forward - looking statements . Statements in this presentation that are not historical facts, including without limitation the information under the heading "Financial Outlook" and statements about the Company’s beliefs and expectations, earnings (loss) guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward - looking statements . Words such as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, and variations of such words or similar expressions are intended to identify forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined below . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients, including as a result of the recent novel coronavirus outbreak (“COVID - 19 ”) ; • the effects of the outbreak of COVID - 19 , including the measures to reduce its spread, and the impact on the economy and demand for our services, which may precipitate or exacerbate other risks and uncertainties ; • the Company’s ability to attract new clients and retain existing clients ; • reduction in client spending and changes in client advertising, marketing and corporate communications requirements ; • financial failure of the Company’s clients ; • the Company’s ability to retain and attract key employees ; • the Company’s ability to achieve the full amount of its stated cost saving initiatives ; • the Company’s implementation of strategic initiatives ; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration ; • the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities ; and • foreign currency fluctuations . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company’s Annual Report on Form 10 - K and in the Company’s other SEC filings .

3 SUMMARY • Organic Revenue growth of 2.0% driven by growth in Integrated Agencies and All Other Segments • Aided by ongoing cost - reduction initiatives, MDC delivers year - over - year growth of 84.3% in 1Q 2020 Adjusted EBITDA and 560 basis point improvement in Adjusted EBITDA Margin to 12.1% • Net new business of $8.4 million as agencies continued to expand pipeline, with new business growth in each of the last four quarters • FY 2020 Outlook - Expects to complete Note: See appendix for definitions of non - GAAP measures

4 ----- DRAFT ----- • Revenue of $327.7 million versus $328.8 million in the prior year period • Organic revenue increased by 2.0% versus the prior year period • Net loss attributable to MDC Partners Inc. common shareholders of $2.4 million in the first quarter of 2020 versus $2.5 million in the prior year period • Net loss attributable to MDC Partners common shareholders for the last twelve months (LTM) of $17.2 million as of March 31, 2020 versus $17.3 million as of December 31, 2019 • Adjusted EBITDA of $39.6 million versus $21.5 million in the prior year period, an increase of 84.3% • Adjusted EBITDA Margin of 12.1% vs. 6.5% in prior year, an increase of 560 basis points • Covenant EBITDA (LTM) of $200.7 million for the first quarter of 2020 versus $180.5 million at year end 2019, an increase of 11.2% • Net new business wins of $8.4 million FIRST QUARTER 2020 FINANCIAL HIGHLIGHTS Note: See appendix for definitions of non - GAAP measures

5 CONSOLIDATED REVENUE AND EARNINGS (US$ in millions, except percentages) Three Months Ended March 31, 2020 2019 % Change Revenue: $ 327.7 $ 328.8 (0.3) % Operating Expenses: Cost of services sold 222.7 237.2 (6.1) % Office and general expenses 66.4 67.1 (1.1) % Depreciation and amortization 9.2 8.8 4.2 % Other asset impairment 0.2 — — % Operating income 29.3 15.7 87.0 % Interest expense and finance charges, net (15.6) (16.8) Foreign exchange gain (loss) (14.8) 5.4 Other, net 16.3 (3.4) Income tax expense 13.5 0.7 Equity in earnings of non - consolidated affiliates — 0.1 Net income 1.8 0.3 Net income attributable to the noncontrolling interest (0.8) (0.4) Accretion on and net income allocated to convertible preference shares (3.4) (2.4) Net loss attributable to MDC Partners Inc. common shareholders $ (2.4) $ (2.5)

6 Organic revenue increase of 2.0% in the first quarter of 2020 versus the prior year period. Note: Actuals may not foot due to rounding REVENUE SUMMARY (US$ in millions, except percentages) Three Months Ended Revenue $ % Change March 31, 2019 $ 328.8 Organic revenue 6.4 2.0 % Non - GAAP acquisitions (dispositions), net (5.7) (1.7)% Foreign exchange impact (1.8) (0.5)% Total Change (1.0) (0.3)% March 31, 2020 $ 327.7

REVENUE BY GEOGRAPHY AND SEGMENT

(US$ in millions, except percentages)

	2019												2020		
	Q1			Q2			Q3			Q4			Q1		
	Total Revenue	Total Growth	Organic Revenue Growth (Decline)	Total Revenue	Total Growth	Organic Revenue Growth (Decline)	Total Revenue	Total Growth	Organic Revenue Growth (Decline)	Total Revenue	Total Growth	Organic Revenue Growth (Decline)	Total Revenue	Total Growth	Organic Revenue Growth (Decline)
United States	$ 263.0	2.5%	(1.7)%	$ 284.7	(3.6)%	(3.8)%	$ 271.7	(8.4)%	(8.5)%	$ 296.7	(2.7)%	(2.6)%	$ 264.6	0.6%	1.3%
Canada	22.4	(15.2)%	(3.8)%	24.6	(25.8)%	(5.6)%	25.9	(19.4)%	(7.0)%	32.2	(0.5)%	12.6%	18.3	(18.4)%	(1.7)%
North America	285.4	0.9%	(1.9)%	309.2	(5.8)%	(3.9)%	297.6	(9.5)%	(8.3)%	328.9	(2.5)%	(1.2)%	282.9	(0.9)%	1.1%
Other	43.4	(1.5)%	5.4%	52.9	3.0%	7.3%	45.3	(3.8)%	(1.5)%	53.0	(5.9)%	(3.6)%	44.9	3.5%	7.6%
Total	**$ 328.8**	**0.6%**	**(0.9)%**	**$ 362.1**	**(4.6)%**	**(2.4)%**	**$ 342.9**	**(8.8)%**	**(7.5)%**	**$ 382.0**	**(3.0)%**	**(1.5)%**	**$ 327.7**	**(0.3)%**	**2.0%**
Integrated Agencies Network	$ 206.9	2.7%	(1.3)%	$ 236.6	(3.4)%	(2.8)%	$ 228.4	(7.5)%	(6.9)%	$ 251.9	(0.5)%	(0.2)%	$ 208.3	0.7%	1.3%
Media & Data Network	43.2	(4.6)%	(3.5)%	39.5	(9.2)%	(8.3)%	36.2	(21.0)%	(20.6)%	42.5	(12.5)%	(12.6)%	41.1	(5.0)%	(4.5)%
All Other	78.6	(1.9)%	1.6%	86.0	(5.8)%	1.4%	78.3	(5.8)%	(1.9)%	87.5	(4.8)%	0.8%	78.4	(0.4)%	7.3%
Total	**$ 328.8**	**0.6%**	**(0.9)%**	**$ 362.1**	**(4.6)%**	**(2.4)%**	**$ 342.9**	**(8.8)%**	**(7.5)%**	**$ 382.0**	**(3.0)%**	**(1.5)%**	**$ 327.7**	**(0.3)%**	**2.0%**

1 Effective in the first quarter of 2020, the Company reorganized its management structure resulting in the aggregation of certain Partner Firms into integrated groups ("Networks"). In connection with the reorganization, we reassessed our reportable segments to align our external reporting with how we operate the Networks under our new organizational structure. Prior periods presented have been recast to reflect the change in reportable segments.

Note: Actuals may not foot due to rounding

7

8 Top 10 clients decreased to 22.4% of revenue versus 23.5% a year ago (largest <4.7%) REVENUE BY CLIENT INDUSTRY Year-over-Year Growth by Category Q1 2020 QTD Above 10% Retail, Consumer Products, Automotive, Transportation and Travel/Lodging 0% to 10% Communications, Healthcare Below 0% Food and Beverage, Technology, Financials, Other Year - over - Year Growth by Category Q1 2020 Mix

9 ADJUSTED EBITDA (1) 1 Effective in the first quarter of 2020, the Company reorganized its management structure resulting in the aggregation of cert ai n Partner Firms into integrated groups (“Networks”). In connection with the reorganization, we reassessed our reportable segments to align our external reporting with how we operate the Networks un der our new organizational structure. Prior periods presented have been recast to reflect the change in reportable segments. 2 Adjusted EBITDA is a non - GAAP measure. See appendix for the definition. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) % Change 2019 2020 Q1 2020 vs. Q1 2019 Q1 Q2 Q3 Q4 Q1 Integrated Agencies Network 19.2 43.1 46.0 51.1 33.4 74.0 % Media & Data Network — 1.0 1.4 5.4 1.8 NM All Other 6.8 10.9 9.2 10.7 9.9 45.6 % Corporate Group (4.6) (8.6) (7.3) (10.1) (5.6) 21.7 % Adjusted EBITDA (2) $ 21.5 $ 46.4 $ 49.2 $ 57.0 $ 39.6 84.2 % Adjusted EBITDA margin 6.5% 12.8% 14.3% 14.9% 12.1%

COVENANT EBITDA

(US$ in millions)	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2020 Q1	Covenant EBITDA (LTM) [(1)] Q4-2019 - LTM	Covenant EBITDA (LTM) [(1)] Q1-2020 - LTM
Net income (loss) attributable to MDC Partners Inc. common shareholders	$ (2.5)	$ 0.8	$ (5.1)	$ (10.5)	$ (2.4)	$ (17.3)	$ (17.2)
Adjustments to reconcile to operating income:							
Accretion on and net income allocated to convertible preference shares	2.4	3.5	3.3	3.4	3.4	12.6	13.6
Net income attributable to the noncontrolling interests	0.4	3.0	7.3	5.4	0.8	16.2	16.5
Equity in losses of non-consolidated affiliates	(0.1)	(0.2)	(0.1)	—	—	(0.4)	(0.3)
Income tax expense	0.7	2.1	3.5	4.2	13.5	10.5	23.3
Interest expense and finance charges, net	16.8	16.4	16.1	15.7	15.6	64.9	63.8
Foreign exchange loss (gain)	(5.4)	(2.9)	4.0	(4.3)	14.8	(8.8)	11.4
Other, net	3.4	0.7	0.4	(2.2)	(16.3)	2.4	(17.3)
Operating income	15.7	23.4	29.4	11.7	29.3	80.2	93.9
Adjustments to reconcile to Adjusted EBITDA:							
Depreciation and amortization	8.8	10.7	9.4	9.5	9.2	38.3	38.7
Goodwill and other asset impairment	—	—	1.9	5.9	0.2	7.8	8.0
Stock-based compensation	3.0	3.6	6.0	18.4	3.1	31.0	31.1
Deferred acquisition consideration adjustments	(7.6)	2.1	1.9	9.0	(4.6)	5.4	8.4
Distributions from non-consolidated affiliates	—	—	(0.2)	2.2	—	2.0	2.0
Other items, net [(2)]	1.6	6.6	0.7	0.3	2.4	9.3	10.1
Adjusted EBITDA	21.5	46.4	49.2	57.0	39.6	174.2	192.2
Adjustments to reconcile to Covenant EBITDA:							
Proforma dispositions [(3)]	(2.7)	(0.7)	(1.0)	(1.3)	(0.1)	(5.7)	(3.1)
Severance due to eliminated positions	1.5	2.3	2.0	3.2	2.1	9.1	9.7
Other adjustments, net [(4)]	1.4	1.0	0.2	0.4	0.4	3.0	1.9
	$ 21.7	**$ 49.0**	**$ 50.4**	**$ 59.3**	**$ 41.9**	**$ 180.5**	**$ 200.7**

[(1)] Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one-time charges, permitted dispositions and other adjustments, as defined in the Company's Credit Agreement. Covenant EBITDA is calculated as the aggregate of operating results for the rolling last twelve months (LTM). Each quarter is presented to provide the information utilized to calculate Covenant EBITDA. Historical Covenant EBITDA may be re-casted in the current period for any proforma adjustments related to acquisitions and/or dispositions in the current period. See "Non-GAAP Measures" herein.

[(2)] Other items, net includes items such as severance expense, other restructuring expenses and costs associated with the Company's strategic review process.

[(3)] Represents Kingsdale and Sloane EBITDA for the respective period.

[(4)] Other adjustments, net primarily includes one-time professional fees and costs associated with real estate consolidation.

Note: Actuals may not foot due to rounding.

10

11 SUMMARY OF CASH FLOW • Operating activities driven by seasonal working capital requirements • Investing activities primarily driven by the sale of Sloane (US$ in millions) Three Months Ended March 31, 2020 2019 Net cash used in operating activities $ (20.0) $ (81.2) Net cash provided by investing activities 16.6 18.1 Net cash provided by financing activities 119.6 60.8 Effect of exchange rate changes on cash, cash equivalents, and cash held in trusts (2.2) (0.6) Net increase (decrease) in cash, cash equivalents, and cash held in trusts including cash classified within assets held for sale 114.2 (2.9) Change in cash and cash equivalents held in trusts classified within held for sale — (3.3) Change in cash and cash equivalents classified within assets held for sale — 1.7 Net increase (decrease) in cash and cash equivalents $ 114.2 $ (4.5)

12 2020 FINANCIAL OUTLOOK Note: Given the uncertainties in the global business environment arising from the COVID-19 pandemic, the Company is not providing a 2020 outlook for Revenue and Covenant EBITDA at this time.

13 APPENDIX

REVENUE TRENDING SCHEDULE

(US$ in thousands, except percentages)

	2019					2020
	Q1	Q2	Q3	Q4	YTD	Q1
Revenue						
United States	$ 263,017	$ 284,659	$ 271,671	$ 296,698	$ 1,116,045	$ 264,561
Canada	22,378	24,564	25,895	32,230	105,067	18,256
North America	285,395	309,223	297,566	328,928	1,221,112	282,817
Other	43,396	52,907	45,341	53,047	194,691	44,925
Total	**$ 328,791**	**$ 362,130**	**$ 342,907**	**$ 381,975**	**$ 1,415,803**	**$ 327,742**
% of Revenue						
United States	80.0%	78.6%	79.2%	77.7%	78.8%	80.7%
Canada	6.8%	6.8%	7.6%	8.4%	7.4%	5.6%
North America	86.8%	85.4%	86.8%	86.1%	86.2%	86.3%
Other	13.2%	14.6%	13.2%	13.9%	13.8%	13.7%
Total	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**
Total Growth %						
United States	2.5%	(3.6)%	(8.4)%	(2.7)%	(3.2)%	0.6%
Canada	(15.2)%	(25.8)%	(19.4)%	(0.5)%	(15.3)%	(18.4)%
North America	0.9%	(5.8)%	(9.5)%	(2.5)%	(4.4)%	(0.9)%
Other	(1.5)%	3.0%	(3.8)%	(5.9)%	(2.2)%	3.5%
Total	**0.6%**	**(4.6)%**	**(8.8)%**	**(3.0)%**	**(4.1)%**	**(0.3)%**
Organic Revenue Growth (Decline) %						
United States	(1.7)%	(3.8)%	(8.5)%	(2.6)%	(4.2)%	1.3%
Canada	(3.8)%	(5.6)%	(7.0)%	12.6%	(0.9)%	(1.7)%
North America	(1.9)%	(3.9)%	(8.3)%	(1.2)%	(3.9)%	1.1%
Other	5.4%	7.3%	(1.5)%	(3.6)%	1.7%	7.6%
Total	**(0.9)%**	**(2.4)%**	**(7.5)%**	**(1.5)%**	**(3.1)%**	**2.0%**
Growth % from Foreign Exchange						
United States	0.0%	0.0%	0.0%	(0.0)%	(0.0)%	0.0%
Canada	(4.7)%	(3.4)%	(1.1)%	1.0%	(1.9)%	(0.1)%
North America	(0.4)%	(0.3)%	(0.1)%	0.1%	(0.2)%	—%
Other	(8.8)%	(5.9)%	(4.3)%	(2.4)%	(5.2)%	(4.1)%
Total	**(1.6)%**	**(1.1)%**	**(0.6)%**	**(0.3)%**	**(0.9)%**	**(0.5)%**
Growth % from Acquisitions (Dispositions), net						
United States	4.2%	0.2%	0.1%	(0.1)%	1.0%	(0.8)%
Canada	(6.6)%	(16.8)%	(11.3)%	(14.1)%	(12.5)%	(16.6)%
North America	3.2%	(1.5)%	(1.0)%	(1.4)%	(0.3)%	(2.0)%
Other	1.9%	1.6%	1.9%	0.0%	1.3%	0.0%
Total	**3.0%**	**(1.1)%**	**(0.6)%**	**(1.2)%**	**(0.1)%**	**(1.7)%**

Note: See appendix for definitions of non-GAAP measures
Note: Actuals may not foot due to rounding

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15 ADJUSTED EBITDA TRENDING SCHEDULE (1) Adjusted EBITDA is a non - GAAP measure. See appendix for the definition Note: Actuals may not foot due to rounding (US$ in thousands, except percentages) 2019 2020 Q1 Q2 Q3 Q4 YTD Q1 PARTNER FIRMS Revenue $328,791 $362,130 $342,907 $381,975 $1,415,803 $327,742 Operating income (loss) 20,504 40,073 38,532 26,899 126,008 37,667 Depreciation and amortization 8,621 10,442 9,176 9,222 37,461 8,974 Goodwill and other asset impairment — — 1,944 5,028 6,972 161 Stock - based compensation 4,545 2,442 5,193 16,980 29,160 2,928 Deferred acquisition consideration adjustments (7,643) 2,073 1,943 9,030 5,403 (4,600) Distributions from non - consolidated affiliates — — (250) (250) — Adjusted EBITDA (1) $ 26,027 $ 55,030 $ 56,538 $ 67,159 $ 204,754 $ 45,130 CORPORATE GROUP Revenue — — — — — — Operating loss (4,823) (16,631) (9,111) (15,203) (45,768) (8,338) Depreciation and amortization 217 221 192 238 868 232 Goodwill and other asset impairment — — — 847 847 — Stock - based compensation (1,573) 1,192 833 1,428 1,880 142 Distributions from non - consolidated affiliates — 31 48 2,219 2,298 (14) Other items, net 1,626 6,594 705 349 9,274 2,416 Adjusted EBITDA (1) $ (4,553) $ (8,593) $ (7,333) $ (10,122) $ (30,601) $ (5,562) TOTAL Revenue $328,791 $362,130 $342,907 $381,975 $1,415,803 $327,742 Operating income (loss) 15,681 23,442 29,421 11,696 80,240 29,329 Depreciation and amortization 8,838 10,663 9,368 9,460 38,329 9,206 Goodwill and other asset impairment — — 1,944 5,875 7,819 161 Stock - based compensation 2,972 3,634 6,026 18,408 31,040 3,070 Deferred acquisition consideration adjustments (7,643) 2,073 1,943 9,030 5,403 (4,600) Distributions from non - consolidated affiliates — 31 (202) 2,219 2,048 (14) Other items, net 1,626 6,594 705 349 9,274 2,416 Adjusted EBITDA (1) $ 21,474 $ 46,437 $ 49,205 $ 57,037 $ 174,153 $ 39,568

RECONCILIATIONS

(US$ in thousands)

	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019 YTD	2020 Q1
NON-GAAP ACQUISITIONS (DISPOSITIONS), NET						
GAAP revenue from current year acquisitions	$ —	$ 698	$ 1,347	$ 1,396	$ 3,441	$ —
GAAP revenue from prior year acquisitions (1)	15,685	1,519	1,109	291	18,604	—
Foreign exchange impact	—	—	470	(246)	224	(248)
Contribution to organic revenue (2)	(4,008)	(440)	(2,185)	(1,694)	(8,327)	(411)
Prior year revenue from dispositions (3)	(1,825)	(5,995)	(3,178)	(4,505)	(15,503)	(5,024)
Non-GAAP acquisitions (dispositions), net	**$ 9,852**	**$ (4,218)**	**$ (2,437)**	**$ (4,758)**	**$ (1,561)**	**$ (5,683)**
OTHER ITEMS, NET						
Severance and other restructuring expenses	—	6,703	705	—	7,408	1,334
Strategic review process costs	1,626	(109)	—	349	1,866	1,082
Total other items, net	**$ 1,626**	**$ 6,594**	**$ 705**	**$ 349**	**$ 9,274**	**$ 2,416**
CASH INTEREST, NET & OTHER						
Cash interest paid	$ (1,629)	$ (30,014)	$ (882)	$ (29,698)	$ (62,223)	$ 145
Bond interest accrual adjustment	(14,625)	14,625	(14,625)	14,625	—	(14,625)
Adjusted cash interest paid	(16,254)	(15,389)	(15,507)	(15,073)	(62,223)	(14,480)
Interest income	149	138	165	162	614	(114)
Total cash interest, net & other	**$ (16,105)**	**$ (15,251)**	**$ (15,342)**	**$ (14,911)**	**$ (61,609)**	**$ (14,594)**
CAPITAL EXPENDITURES, NET						
Capital expenditures	**$ (3,606)**	**$ (4,317)**	**$ (5,863)**	**$ (4,810)**	**$ (18,596)**	**$ (1,546)**
MISCELLANEOUS OTHER DISCLOSURES						
Net income attributable to the noncontrolling interests	$ 429	$ 3,043	$ 7,265	$ 5,419	$ 16,156	$ 791
Cash taxes	$ 1,677	$ 1,817	$ 137	$ (1,335)	$ 2,296	$ 849

(1) GAAP revenue from prior year acquisitions for 2020 and 2019 relates to acquisitions which occurred in 2019 and 2018, respectively.

(2) Contributions to organic revenue represents the change in revenue, measured on a constant currency basis, relative to the comparable pre-acquisition period for acquired businesses that is included in the Company's organic revenue growth (decline) calculation.

(3) Prior year revenue from dispositions reflects the incremental impact on revenue for the comparable period after the Company's disposition of such disposed business, plus revenue from each business disposed of by the Company in the previous year through the twelve month anniversary of the disposition.

Note: Actuals may not foot due to rounding.

16

17 AVAILABLE LIQUIDITY 1 1 Subject to available borrowings under the Credit Facility. Note: Actuals may not foot due to rounding (US$ in millions) March 31, 2020 December 31, 2019 Commitment Under Facility $ 250.0 $ 250.0 Drawn 125.0 — Undrawn Letters of Credit 17.6 4.8 Undrawn Commitments Under Facility $ 107.4 $ 245.2 Total Cash & Cash Equivalents 221.1 106.9 Liquidity $ 328.5 $ 352.1

18 CURRENT CREDIT PICTURE 1 These ratios and measures are not based on generally accepted accounting principles and are not presented as alternatives measures of operating performance or liquidity . Some of these ratios and measures include, among other things, pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement . They are presented here to demonstrate compliance with the covenants in the Credit Agreement, as non - compliance with such covenants could have a material adverse effect on the Company . 2 Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement . 3 Total Senior Leverage is a measure that includes borrowings under the Credit Agreement, outstanding letters of credit, less cash held in depository accounts, as defined in the Credit Agreement 4 Net Debt is a measure that includes borrowings under the Credit Agreement, the Senior Notes, other outstanding debt and letters of credit, less cash held in depository accounts, as defined in the Credit Agreement . Net Debt does not include Deferred Acquisition Consideration with the exception of certain fixed components ( $ 0 . 5 million as of March 31 , 2020 ), and it does not include minority interest . 5 Based on borrowings as of March 31 , 2020 . Excludes letters of credit, and Deferred Acquisition Consideration . Note : Actuals may not foot due to rounding Current Debt Maturity Profile (5) $250 million Credit Facility Covenants (1) (US$ in millions) March 31, 2020 Covenants I. Total Senior Leverage Ratio (0.20) Maximum per covenant 2.00 II. Total Leverage Ratio 4.29 Maximum per covenant 6.25 III. Fixed Charges Ratio 2.95 Minimum per covenant 1.00 IV. Covenant EBITDA (2) $200.7 Minimum per covenant $105.0 Debt Calculation Total Senior Leverage, net (3) $(40.3) Net Debt (4) $860.4

DEFINITION OF NON-GAAP MEASURES

In addition to its reported results, MDC Partners has included in its earnings release and supplemental management presentation certain financial results that the Securities and Exchange Commission defines as "non-GAAP financial measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following:

Organic Revenue: Organic Revenue: "Organic revenue growth" and "organic revenue decline" refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms which the Company has held throughout each of the comparable periods presented, and (b) "non-GAAP acquisitions (dispositions), net". Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisitions as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such dispositions as if they had been disposed of during the equivalent period in the prior year.

Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period.

Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure that represents operating profit (loss) plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, distributions from non-consolidated affiliates, and other items.

Covenant EBITDA: Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one-time charges, permitted dispositions and other items, as defined in the Credit Agreement. Pro forma adjustments for our real estate consolidation to our new headquarters at 1 World Trade Center ("1WTC") are calculated to include the lease expense recognized as of the first period required by US GAAP for 1WTC and excluding the future costs of all leases that will either be terminated or sublet as permitted dispositions in connection with the relocation. We believe that the presentation of Covenant EBITDA is useful to investors as it eliminates the effect of certain non-cash and other items not necessarily indicative of a company's underlying operating performance. In addition, the presentation of Covenant EBITDA provides additional information to investors about the calculation of, and compliance with, certain financial covenants in the Credit Agreement.

Included in the Company's earnings release and supplemental management presentation are tables reconciling MDC Partners' reported results to arrive at certain of these non-GAAP financial measures.

Note: A reconciliation of non-GAAP to US GAAP reported results has been provided by the Company in the tables included herein.

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